Semiannual Report

December 31, 1997

INVESCO
INDUSTRIAL
INCOME FUND

A no-load mutual fund seeking long-term growth and income.

INVESCO FUNDS

Economic Overview                                                   January 1998
After seven years of economic expansion, will 1998 be the year in which the U.S. economy slows down? That's the question currently being pondered by investment professionals. In 1997, near-perfect conditions contributed to above-average economic growth as measured by the Gross Domestic Product. This economic environment was appropriately named the "Goldilocks Economy," as low inflation, declining interest rates, and increased worker productivity produced double-digit gains in operating earnings for the fifth straight year for companies in the S&P 500 - an unprecedented record. Also, consumer confidence in 1997 reached the highest level in 28 years, as jobs were plentiful and real wages improved for many Americans.(1)
      Against this backdrop, equity markets produced euphoric returns for investors - major equity market indexes (S&P 500 and Dow Jones Industrial Average) returned over 20% for the third straight year, the first time in history. However, most of the gains in 1997 were accumulated in the first eight months of the year; doubts about the sustainability of corporate profits increased market volatility over the latter half of 1997. In fact, the Dow Jones Industrial Average experienced swings of greater than 100 points 52 times in 1997 (27 up days and 25 down). Fears of slowing economies in the Asia/Pacific Rim region, and their effect on the U.S. economy, produced the first market correction in more than seven years - a decline in value of more than 10% from the indexes' highs.(1)
      Fixed-income markets also produced above-average results in 1997; however, these returns exhibited a different performance pattern. In the spring of 1997, fears of inflation and an overheating economy encouraged the Federal Reserve Board to increase short-term interest rates by 25 basis points. This action intensified speculation that the economy was expanding too fast, and higher interest rates were needed to cool off the economy. However, as inflation remained subdued, fears diminished. Investors then focused on the potential deflationary pressure exerted by the Asian currency crisis - producing strong returns for fixed-income investors over the last six months. In fact, the implied rate on the 30-year U.S. government bond started off 1997 at 6.64%, moved to a high of 7.17% in April, and experienced a steady decline throughout the second half of the year, ending at 5.97%.
      As we move into 1998, the investment landscape in the U.S. has changed somewhat; yet, in many respects, the economy is still poised for growth with benign inflation. Unemployment remains at historically low levels and real wages are starting to increase. Intense competition is keeping consumer prices in check; in many cases, prices are declining due to the flood of cheap goods from Asian countries. For many companies, the easy gains in earnings produced over the last few years may be more difficult to replicate. Thus, 1998 may be a year with increased volatility in the equity markets - producing a more selective stock market. For the fixed-income market, the fundamentals driving the rally in bond prices remain intact, with additional help from the Asian crisis.

                         INVESCO Industrial Income Fund

                         INVESCO Industrial Income Fund
                 Average Annual Total Return as of 12/31/97 (2)

                                  1 year 26.45%
                 ----------------------------------------------
                                 5 years 16.09%
                 ----------------------------------------------
                                 10 years 16.93%
                 ----------------------------------------------

      For the six-month period ended 12/31/97, INVESCO Industrial Income Fund achieved a total return of 9.84%. During the same period, the S&P 500 had a total return of 10.58%, and the Lehman Government/Corporate Bond index had a total return of 6.83%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Industrial Income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 12/31/97.

      INVESCO Industrial Income Fund received the prestigious four-star rating for risk-adjusted performance by Morningstar, for the three-year, five-year, 10-year, and overall periods ended 12/31/97.(3)
      As the line graph on page 1 illustrates, for the 10-year period ended 12/31/97, the value of a $10,000 investment in Industrial Income Fund, plus reinvested dividends and capital gain distributions, would have risen to $47,774. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1,2)

Equity Strategy
      Over the last six months, we have witnessed a change in market sentiment as the Asian currency crisis spread from a few isolated countries to the whole Pacific Rim region. That meltdown changed the investment landscape for domestic equities, as it will probably lead to slower U.S. economic growth. This possibility, combined with the strong U.S. dollar, may put pressure on corporate earnings for multinational corporations. We believe there is no quick fix for the Asian currency crisis, and 1998 is likely to bring a more selective stock market with increased volatility.

      In the fall of 1997, we started to reduce the fund's exposure to firms that derive a significant portion of their revenues from Asian/Pacific Rim economies. We feel that many of these companies may experience a contraction in earnings in the first and second quarters of 1998, as much of their earnings growth was predicated on strong demand overseas. Most of these firms were in the capital goods, energy, and technology sectors. Conversely, we increased exposure to institutions that import goods from the Asian/Pacific Rim region and sell their products domestically, as they should benefit from cheaper imports, while demand remains strong. This may allow these companies to grow their earnings regardless of the market environment. One of our favorite names fitting this criteria is Tandy Corp., a retailer (Radio Shack) which specializes in consumer electronic goods. Tandy continues to improve fundamentally while generating enormous cash flow per share. Their recent agreement to sell Sprint products in Radio Shack stores may also prove profitable for years to come.
      Some other stocks that we continue to favor are the Baby Bells, General Electric, and Warner-Lambert Co. The Baby Bells (created from the breakup of AT&T Corp. in 1984) continue to grow their earnings at a 10% clip, as the demand increases for ancillary products such as call waiting, caller I.D. services, and voice messaging. The Bells are also likely to enter the long-distance business in the near future, which may increase future earnings. In addition, the fund scored a major home run this summer when NYNEX Corp. merged with Bell Atlantic, as both of these Baby Bell stocks experienced strong price appreciation before and after the merger. An added bonus is that most of these stocks pay roughly a 4% dividend yield to the investor.
      General Electric, a broadly diversified, market-leading corporation which pays a solid dividend, is another attractive stock. Although it has some exposure to Asian/Pacific Rim economies, a proven management team continues to increase shareholder value. Warner-Lambert Co. is a large pharmaceutical firm which experienced significant price appreciation as its new drugs, Lipitor and Rezulin, were well received by the market. Over the next couple of years, we believe that Lipitor (an anti-cholesterol drug) has the potential to be a several billion dollar drug for Warner-Lambert Co. and should enhance the firm's future earnings.

Fixed-Income Strategy
      Fixed-income markets rallied over the last six months, producing strong returns for investors as fears of inflation subsided. Within this environment, we have stayed true to our investment philosophy which has been successful in the past: using a value-oriented bond management style, we attempt to identify corporate issues that are mispriced by the market. These securities often provide investors the opportunity to enhance value in multiple ways. This approach is somewhat unusual for the bond market, as we focus more on company and industry fundamentals, and less on interest rates and Federal Reserve policy
- although we remain sensitive to both.
Our disciplined approach continues to help us identify opportunities in the communications and energy sectors, as well as the electric utilities industry.

In the communications sector, deregulation has created a favorable environment for competitive local exchange carriers (CLECs) and rural service providers. A few years ago, when these firms needed enormous amounts of financing to develop their networks, they issued debt to help cover their costs. However, due to their relatively small sizes and, in many cases, limited operating histories, many of these companies had much of their debt rated below investment grade. As their cash flows become positive, that debt is likely to be upgraded - providing potentially strong investment gains. Further, industry consolidation is occurring at a rapid pace, and many of these firms may be acquired by stronger credit-quality companies. A classic example of this investment "dual-win" strategy was the acquisition of Brooks Fiber Properties by WorldCom Inc. in 1997.
      The driving fundamentals in the energy sector are similar. These include industry consolidation, which is in its infancy, and what appears to be the mispriced corporate debt of relatively small companies. We feel that this sector could produce strong returns for investors in 1998 and 1999, and is at the beginning of its life cycle in the portfolio.
      Stranded cost of electric utilities remains a dominant theme. Before industry deregulation, many electric utilities built new power plants on the premise of restricted competition, and regulated prices set forth by the government. These costs are being addressed state-by-state by legislation which allows many utilities to securitize their stranded cost. This may permit selected utilities to generate substantial cash flows, allowing them to reduce their debt and possibly improve their credit ratings. We have skewed our investments towards California, Pennsylvania, and New York, as these states are the furthest along in addressing the issue of stranded cost.
      Finally, we have reduced the fund's exposure to the cable industry as spreads tightened. However, the strong underpinnings remain intact, and we may selectively re-enter this industry if prices subside. In terms of portfolio structure, we will continue to use putable and yield-to-call bonds, as these instruments could help provide performance and stability if the market becomes volatile.

                       All-Weather Industrial Income Fund*
                     Average Annual Total Returns 1970-1997

  INVESCO Industrial Income Fund achieved all of the positive annual returns and suffered less than 1/3 of the negative annual returns of the S&P 500. (1),(2)

Graph:
         This bar graph compares the average annual total returns of the INVESCO Industrial Income Fund to those of the S&P 500 Index for the 28 years ending December 31, 1997.

*The S&P 500 average annualized total returns were 33.35% for one year, 20.23% for five years, and 18.00% for 10 years as of 12/31/97. Past performance is not a guarantee of future results.

Looking Forward
      It appears that 1998 may be the year when equity markets finally produce more "normal" returns. Dividends may play an important role in enhancing shareholder returns, and the fund invests roughly 65% of its assets in dividend-paying stocks. The fund also has approximately 20% of its assets in bonds, which may help mitigate stock market volatility. We have designed this fund as an appropriate core holding for most portfolios as it has historically participated in market rallies, while limiting shareholders' exposure to market declines (see bar chart above).

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market, while the Dow Jones Industrial Average represents large-capitalization stocks. The Lehman Government/Corporate Bond index is an unmanaged index indicative of the broad fixed-income market.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's one-, three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars. As of 12/31/97, Industrial Income Fund received 4 stars among 2332 funds in the domestic equity fund category for the 3-year period, 4 stars among 1292 for the 5-year period, and 4 stars among 676 for the 10-year period.

Fund Management
      Senior Vice President and Director of Investments Charles P. Mayer has been responsible for the equity side of the portfolio since 1993. An industry veteran with 28 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension.
      Senior Vice President and Director of Fixed-Income Investments Donovan "Jerry" Paul has served as co-portfolio manager of the fund since 1994, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

INVESCO Industrial Income Fund, Inc.
Ten Largest Common Stock Holdings
December 31, 1997

Description                                        Value
-----------------------------------------------------------
Bank of New York                               $138,750,000
General Electric                                117,400,000
Kansas City Southern Industries                 114,300,000
Northrop Grumman                                102,522,500
Bell Atlantic                                   100,100,000
Exxon Corp                                       97,900,000
Hilton Hotels                                    95,200,000
US WEST Communications Group                     94,762,500
Warner-Lambert Co                                80,600,000
Kellogg Co                                       79,400,000

Composition of holdings is subject to change.

INVESCO Industrial Income Fund, Inc.
Statement of Investment Securities
December 31, 1997
UNAUDITED
                                    Shares or
                                    Principal
Description                         Amount                               Value
--------------------------------------------------------------------------------
COMMON STOCKS 77.07%
AEROSPACE & DEFENSE 2.90%
Lockheed Martin                     300,000                      $  29,550,000
Northrop Grumman                    891,500                        102,522,500
Raytheon Co Class A                 172,485                          8,505,667
                                                               ---------------
                                                                   140,578,167
                                                               ---------------
AIR FREIGHT 0.14%
Overseas Shipholding Group          300,000                          6,543,750
                                                               ---------------
AUTO PARTS 0.92%
Borg-Warner Automotive              400,600                         20,831,200
Cummins Engine                      400,000                         23,625,000
                                                               ---------------
                                                                    44,456,200
                                                               ---------------
AUTOMOBILES 1.94%
Chrysler Corp                       500,000                         17,593,750
Ford Motor                          750,000                         36,515,625
General Motors                      500,000                         30,312,500
General Motors Class H              250,000                          9,234,375
                                                               ---------------
                                                                    93,656,250
                                                               ---------------
BANKS 4.93%
Bank of New York                  2,400,000                        138,750,000
Fleet Financial Group               688,000                         51,557,000
Mellon Bank                         800,000                         48,500,000
                                                               ---------------
                                                                   238,807,000
                                                               ---------------
BEVERAGES 1.46%
Anheuser-Busch Cos                1,600,000                      $  70,400,000
                                                               ---------------

CHEMICALS 1.32%
du Pont (E I) de Nemours & Co       500,000                         30,031,250
Olin Corp                           725,000                         33,984,375
                                                               ---------------
                                                                    64,015,625
                                                               ---------------
COMMUNICATIONS -
    EQUIPMENT & MANUFACTURING 0.94%
Motorola Inc                        800,000                         45,650,000
                                                               ---------------
COMPUTER RELATED 1.51%
International Business Machines     700,000                         73,193,750
                                                               ---------------
CONGLOMERATES 0.41%
Tenneco Inc                         500,000                         19,750,000
                                                               ---------------
ELECTRIC UTILITIES 0.47%
Endesa SA Sponsored ADR
    Representing One Shr          1,260,000                         22,916,250
                                                               ---------------
ELECTRICAL EQUIPMENT 3.58%
Emerson Electric                    750,000                         42,328,125
General Electric                  1,600,000                        117,400,000
Honeywell Inc                       200,000                         13,700,000
                                                               ---------------
                                                                   173,428,125
                                                               ---------------
ELECTRONICS - SEMICONDUCTOR 1.27%
Analog Devices*                   1,400,000                         38,762,500
Texas Instruments                   500,000                         22,500,000
                                                               ---------------
                                                                    61,262,500
                                                               ---------------
FOODS 5.70%
General Mills                       900,000                         64,462,500
Heinz (H J) Co                    1,167,000                         59,298,188
Kellogg Co                        1,600,000                         79,400,000
Quaker Oats                         500,000                         26,375,000
Ralston-Purina Group                500,000                         46,468,750
                                                               ---------------
                                                                   276,004,438
                                                               ---------------
GOLD & PRECIOUS METALS MINING 0.49%
Newmont Mining                      799,050                         23,472,094
                                                               ---------------

HEALTH CARE DRUGS -
    PHARMACEUTICALS 6.04%
American Home Products            1,000,000                         76,500,000
Merck & Co                          300,000                         31,875,000
Novo-Nordisk A/S ADR                859,172                         62,182,573
SmithKline Beecham PLC ADR
  Representing Ord A Shrs           800,000                         41,150,000
Warner-Lambert Co                   650,000                         80,600,000
                                                               ---------------
                                                                   292,307,573
                                                               ---------------
HEALTH CARE RELATED 1.20%
Becton Dickinson & Co               700,000                         35,000,000
Tenet Healthcare*                   700,000                         23,187,500
                                                               ---------------
                                                                    58,187,500
                                                               ---------------
INSURANCE 3.34%
Allmerica Financial                 606,818                         30,302,974
Chubb Corp                          900,000                         68,062,500
Lincoln National                    600,000                         46,875,000
St Paul Cos                         200,000                         16,412,500
                                                               ---------------
                                                                   161,652,974
                                                               ---------------
LODGING - HOTELS 1.97%
Hilton Hotels                     3,200,000                      $  95,200,000
                                                               ---------------
MACHINERY 0.94%
Ingersoll-Rand Co                 1,125,000                         45,562,500
                                                               ---------------
MANUFACTURING 1.59%
AlliedSignal Inc                  1,970,000                         76,706,875
                                                               ---------------
NATURAL GAS 0.62%
K N Energy                          558,000                         30,132,000
                                                               ---------------
OIL & GAS RELATED 10.81%
Apache Corp                         900,000                         31,556,250
Atlantic Richfield                  750,000                         60,093,750
Baker Hughes                      1,000,000                         43,625,000
Chevron Corp                        600,000                         46,200,000
Exxon Corp                        1,600,000                         97,900,000
Phillips Petroleum                  500,000                         24,312,500
Royal Dutch Petroleum New York
  Registry 1.25 Gldr Shrs         1,200,000                         65,025,000
Schlumberger Ltd                    800,000                         64,400,000
Sonat Inc                           600,000                         27,450,000
USX-Marathon Group                1,000,000                         33,750,000
Union Pacific Resources Group     1,200,000                         29,100,000
                                                               ---------------
                                                                   523,412,500
                                                               ---------------

PAPER & FOREST PRODUCTS 0.78%
Champion International              500,000                         22,656,250
Fort James                          400,000                         15,300,000
                                                               ---------------
                                                                    37,956,250
                                                               ---------------
RAILROADS 2.93%
Kansas City Southern Industries   3,600,000                        114,300,000
Norfolk Southern                    900,000                         27,731,250
                                                               ---------------
                                                                   142,031,250
                                                               ---------------
REAL ESTATE INVESTMENT TRUST 2.33%
Boston Properties                   455,000                         15,043,437
Health & Retirement Properties
    Trust SBI                     1,200,000                         24,000,000
Health Care Property Investors      550,000                         20,796,875
Healthcare Realty Trust             400,000                         11,575,000
Meditrust Corp Paired Certificate   600,800                         22,004,300
Omega Healthcare Investors          500,000                         19,312,500
                                                               ---------------
                                                                   112,732,112
                                                               ---------------
RETAIL 4.96%
Dayton Hudson                       975,000                         65,812,500
Federated Department Stores*        800,000                         34,450,000
May Department Stores               500,000                         26,343,750
Penney (J C) Co                     600,000                         36,187,500
Tandy Corp                        2,000,000                         77,125,000
                                                               ---------------
                                                                   239,918,750
                                                               ---------------
SAVINGS & LOAN 2.13%
Ahmanson (H F) & Co                 800,000                         53,550,000
Charter One Financial               786,700                         49,660,437
                                                               ---------------
                                                                   103,210,437
                                                               ---------------
SERVICES 0.61%
Service Corp International          800,000                         29,550,000
                                                               ---------------
TELECOMMUNICATIONS -
    LONG DISTANCE 4.10%
AT&T Corp                           800,000                      $  49,000,000
Teleport Communications Group
    Class A*                      1,000,000                         54,875,000
US WEST Communications Group      2,100,000                         94,762,500
                                                               ---------------
                                                                   198,637,500
                                                               ---------------

TELEPHONE 3.99%
Bell Atlantic                     1,100,000                        100,100,000
GTE Corp                            800,000                         41,800,000
SBC Communications                  700,000                         51,275,000
                                                               ---------------
                                                                   193,175,000
                                                               ---------------
TOBACCO 0.75%
Philip Morris                       800,000                         36,250,000
                                                               ---------------
TOTAL COMMON STOCKS
    (Cost $2,384,155,988)                                        3,730,757,370
                                                               ---------------
FIXED INCOME SECURITIES 18.00%
US Government Agency Obligations 1.48%
Fannie Mae, Gtd Mortgage
    Pass-Through Certificates
    6.500%, 7/1/2008           $ 29,914,276                         30,030,942
Government National Mortgage
    Association I, Pass-Through
    Certificates, 7.000%,
    12/15/2023                 $ 41,113,415                         41,569,360
                                                               ---------------
    TOTAL US GOVERNMENT
    AGENCY OBLIGATIONS
    (Cost $71,147,096)                                              71,600,302
                                                               ---------------
Corporate Bonds 16.52%
ALUMINUM 0.09%
Kaiser Aluminum & Chemical
    Sr Sub Notes, 12.750%,
    2/1/2003                   $  4,000,000                          4,270,000
                                                               ---------------
BROADCASTING 0.74%
Allbritton Communications
    Sr Sub Deb 11.500%,
    8/15/2004                  $  8,933,000                          9,357,317

    Series B, 9.750%,
    11/30/2007                 $  4,900,000                          5,022,500
Chancellor Media-Los Angeles, Sr
    Sub Notes^, 8.125%,
    12/15/2007                 $ 15,000,000                         14,681,250
SFX Broadcasting, Sr Sub Notes
    Series B, 10.750%,
    5/15/2006                  $  5,975,000                          6,542,625
                                                               ---------------
                                                                    35,603,692
                                                               ---------------
BUILDING MATERIALS 0.45%
Congoleum Corp, Sr Notes
    9.000%, 2/1/2001           $  8,040,000                          8,140,500
USG Corp, Sr Notes
    8.500%, 8/1/2005           $ 12,750,000                         13,738,125
                                                               ---------------
                                                                    21,878,625
                                                               ---------------
CABLE 0.33%
CF Cable TV, Sr Secured 2nd
    Priority Notes, 11.625%
    2/15/2005                  $  2,750,000                          3,107,500
Fox/Liberty Networks LLC/FLN Finance
    Sr Discount Step-Up Notes^
    Zero Coupon^^, 8/15/2007   $  4,000,000                          2,560,000
International CableTel
    Conv Sub Notes, 7.000%
    6/15/2008                  $  5,000,000                          4,968,750
    Sr Deferred Step-Up Notes
    Series B, Zero Coupon^^
    2/1/2006                   $  6,850,000                          5,317,313
                                                               ---------------
                                                                    15,953,563
                                                               ---------------
COMPUTER RELATED 0.18%
International Business Machines
    Deb, 6.220%, 8/1/2027      $  8,500,000                          8,645,911
                                                               ---------------
CONTAINERS 0.40%
Gaylord Container, Sr Sub
    Discount Step-Up Deb
    Zero Coupon^^, 5/15/2005   $ 18,120,000                         19,388,400
                                                               ---------------
ELECTRIC UTILITIES 5.63%
Boston Edison, Deb
    7.800%, 5/15/2010          $  6,700,000                          7,253,574
Carolina Power & Light 1st Mortgage
    8.625%, 9/15/2021          $  6,650,000                          8,149,821
    6.875%, 8/15/2023          $ 10,250,000                         10,147,663

Cleveland Electric Illuminating, 1st
    Mortgage, Series B, 9.500%
    5/15/2005                  $ 12,000,000                         13,200,000
Consolidated Edison, Deb
    8.050%, 12/15/2027         $  4,050,000                          4,286,459
DQU-II Funding, Collateral Lease
    8.700%, 6/1/2016           $ 17,500,000                         19,542,773
Detroit Edison
    1st Mortgage Medium-Term Notes,
    Series C, 8.240% 1/13/2023 $  5,600,000                          6,169,783
    Secured Medium-Term Notes
    8.300%, 8/1/2022           $ 11,000,000                         12,127,235
    Series D, 8.310%, 8/1/2022 $  3,000,000                          3,309,414
    Series C, 8.300%, 1/13/2023$  5,000,000                          5,505,365
El Paso Electric, 1st Mortgage
    Series C, 8.250%, 2/1/2003 $  3,000,000                          3,157,500
Jersey Central Power & Light
    1st Mortgage
    7.500%, 5/1/2023           $  7,160,000                          7,514,791
    6.750%, 11/1/2025          $  1,800,000                          1,758,299
Long Island Lighting, Deb
    9.000%, 11/1/2022          $ 32,521,000                         36,201,854
    8.200%, 3/15/2023          $ 15,800,000                         16,881,809
Massachusetts Electric, Medium-
    Term Notes, Series R
    8.550%, 2/7/2022           $  5,000,000                          5,542,474
Metropolitan Edison, Secured
    Medium-Term Notes, Series B
    8.150%, 1/30/2023          $ 19,950,000                         21,785,677
New York State Electric & Gas
    1st Mortgage, 8.300%
    12/15/2022                 $  6,250,000                          6,703,199
Pacific Gas & Electric
    1st & Refunding Mortgage
    Series 92D, 8.250%,
    11/1/2022                  $ 35,650,000                         38,992,079
    Series 93D, 7.250%,
    8/1/2026                   $  3,500,000                          3,610,075
Pennsylvania Power, 1st Mortgage
    8.500%, 7/15/2022          $  2,000,000                          2,195,580
Pennsylvania Power & Light
    1st Mortgage
    8.500%, 5/1/2022           $  6,600,000                          7,391,346
    7.875%, 2/1/2023           $  3,750,000                          4,011,079
Philadelphia Electric
    1st & Refunding Mortgage
    7.750%, 3/1/2023           $    536,000                            558,725
    7.250%, 11/1/2024          $  7,202,000                          7,278,838
Potomac Electric Power, 1st
    Mortgage, 6.250%,
    10/15/2007                 $ 10,000,000                         10,020,540

South Carolina Electric & Gas
    1st Mortgage, 8.875%,
    8/15/2021                  $  2,000,000                          2,247,602
Utilicorp United, Sr Notes
    9.000%, 11/15/2021         $  6,250,000                          6,943,100
                                                               ---------------
                                                                   272,486,654
                                                               ---------------
ELECTRICAL EQUIPMENT 0.10%
Alpine Group, Sr Secured Notes
    Series B, 12.250%,
    7/15/2003                  $  4,249,000                          4,684,522
                                                               ---------------
ENTERTAINMENT 0.85%
Fox Kids Worldwide
    Sr Notes^, 9.250%,
    11/1/2007                  $  4,000,000                          3,870,000
    Sub Discount Step-Up Notes^
    Zero Coupon^^, 11/1/2007   $  9,000,000                          5,355,000
Production Resource Group LLC/
    Program Finance, Sr Sub Notes^
    11.500%, 1/15/2008         $  4,000,000                          4,010,000
Time Warner, Deb
    6.850%, 1/15/2026          $  7,500,000                          7,578,892
Time Warner Entertainment LP
    Sr Deb, 8.375%, 3/15/2023  $  8,840,000                         10,084,715
Viacom International, Sub Deb
    Series A, 7.000%, 7/1/2003 $  7,500,000                          7,307,459
    Series B, 7.000%, 7/1/2003 $  3,140,000                          3,059,389
                                                               ---------------
                                                                    41,265,455
                                                               ---------------
GAMING 0.20%
Aztar Corp, Sr Sub Notes
    13.750%, 10/1/2004         $  8,250,000                          9,446,250
                                                               ---------------
HEALTH CARE DRUGS -
    PHARMACEUTICALS 0.37%
McKesson Corp, Sub Deb
    4.500%, 3/1/2004           $ 19,857,000                         18,057,141
                                                               ---------------
HEALTH CARE RELATED 0.22%
FHP International, Sr Notes
    7.000%, 9/15/2003          $  6,450,000                          6,577,684
Tenet Healthcare, Sr Sub Notes
    10.125%, 3/1/2005          $  3,780,000                          4,124,925
                                                               ---------------
                                                                    10,702,609
                                                               ---------------

INSURANCE 0.87%
Equitable Cos, Sr Notes
    9.000%, 12/15/2004         $ 35,470,000                         40,126,390
Veritas Holdings GmbH, Sr Notes
    9.625%, 12/15/2003         $  2,000,000                          2,140,000
                                                               ---------------
                                                                    42,266,390
                                                               ---------------
INVESTMENT BANK/BROKER FIRM 0.21%
Donaldson Lufkin & Jenrette
    Medium-Term Notes
    5.625%, 2/15/2016          $  6,000,000                          5,926,427
Lehman Brothers Holdings, Sr Notes
    8.800%, 3/1/2015           $  3,475,000                          4,043,618
                                                               ---------------
                                                                     9,970,045
                                                               ---------------
MACHINERY 0.15%
AGCO Corp, Sr Sub Notes
8.500%, 3/15/2006              $  7,100,000                          7,242,000
                                                               ---------------
METALS MINING 0.43%
Glencore Nickel Pty Ltd, Sr Secured^
    9.000%, 12/1/2014          $ 11,000,000                         10,917,500
Haynes International, Sr Notes
    11.625%, 9/1/2004          $  4,000,000                          4,580,000
Westmin Resources Ltd
    Sr Secured Notes
    11.000%, 3/15/2007         $  5,000,000                          5,475,000
                                                               ---------------
                                                                    20,972,500
                                                               ---------------
NATURAL GAS 0.12%
Noram Energy, Conv Sub Deb
    6.000%, 3/15/2012          $  6,566,000                          5,975,060
                                                               ---------------
OIL & GAS RELATED 0.82% Belco Oil & Gas, Sr Sub Notes
    Series B, 8.875%,
    9/15/2007                  $  7,000,000                          7,122,500
Cliffs Drilling, Sr Notes
    Series B, 10.250%,
    5/15/2003                  $  5,000,000                          5,443,750
    Series D, 10.250%,
    5/15/2003                  $  4,060,000                          4,420,325
Cross Timbers Oil, Sr Sub Notes
    Series B, 9.250%, 4/1/2007 $  2,800,000                          2,912,000

Energy Corp of America, Sr Sub
    Notes, Series A, 9.500%
    5/15/2007                  $  9,750,000                          9,725,625
Magnum Hunter Resources, Sr
    Notes, 10.000%, 6/1/2007   $  2,800,000                          2,856,000
SEACOR SMIT, Sr Notes
    7.200%, 9/15/2009          $  5,000,000                          5,108,880
Snyder Oil, Sr Sub Notes
    8.750%, 6/15/2007          $  2,000,000                          2,030,000
                                                               ---------------
                                                                    39,619,080
                                                               ---------------
PAPER & FOREST PRODUCTS 0.36%
Quno Corp, Sr Notes
    9.125%, 5/15/2005          $ 13,050,000                         14,355,000
Tembec Finance, Sr Notes
    9.875%, 9/30/2005          $  3,000,000                          3,082,500
                                                               ---------------
                                                                    17,437,500
                                                               ---------------
PUBLISHING 0.26%
Affiliated Newspaper Investments
    Sr Discount Step-Up Deb
    Zero Coupon^^, 7/1/2006    $  8,000,000                          7,560,000
Quebecor Printing, Capital Deb
    6.500%, 8/1/2027           $  5,000,000                          4,859,174
                                                               ---------------
                                                                    12,419,174
                                                               ---------------
REAL ESTATE INVESTMENT TRUST 0.21%
Saul (B F) REIT, Sr Secured Notes
    11.625%, 4/1/2002          $  4,300,000                          4,601,000
Spieker Properties LP, Notes
    7.350%, 12/1/2017          $  5,500,000                          5,540,755
                                                               ---------------
                                                                    10,141,755
                                                               ---------------
SAVINGS & LOAN 0.47%
Dime Bancorp, Sr Notes
    10.500%, 11/15/2005        $  2,150,000                          2,316,625
Sovereign Bancorp, Medium-Term
    Sub Notes, 8.000%,
    3/15/2003                  $  6,500,000                          6,754,890
Western Financial Savings Bank
    Sub Capital Deb
    8.500%, 7/1/2003           $ 14,000,000                         13,511,861
                                                               ---------------
                                                                    22,583,376
                                                               ---------------

TELECOMMUNICATIONS -
    CELLULAR & WIRELESS 1.57%
CommNet Cellular
    Sr Sub Discount Step-Up Notes
    Zero Coupon^^, 9/1/2003    $ 14,500,000                         14,536,250
    Sub Notes, 11.250%,
    7/1/2005                   $  7,425,000                          8,501,625
NEXTEL Communications, Sr
    Discount Step-Up Notes^
    Zero Coupon^^, 10/31/2007  $ 17,000,000                         10,370,000
NEXTLINK Communications, Sr
    Notes, 9.625%, 10/1/2007   $ 12,425,000                         12,859,875
PriCellular Wireless
    Sr Discount Notes, Series B
    14.000%, 11/15/2001        $ 13,500,000                         14,985,000
    Sr Discount Step-Up Notes
    Zero Coupon^^, 10/1/2003   $ 14,250,000                         14,606,250
                                                               ---------------
                                                                    75,859,000
                                                               ---------------
TELECOMMUNICATIONS -
    LONG DISTANCE 0.56%
GCI Inc, Sr Notes
  9.750%,  8/1/2007            $  4,895,000                          5,078,562
McLeodUSA Inc
    Sr Discount Step-Up Notes
    Zero Coupon^^, 3/1/2007    $  4,895,000                          3,524,400
    Sr Notes^, 9.250%,
    7/15/2007                  $  8,250,000                          8,641,875
Teligent Inc, Sr Notes
    11.500%, 12/1/2007         $ 10,000,000                         10,025,000
                                                               ---------------
                                                                    27,269,837
                                                               ---------------
TELEPHONE 0.85%
Frontier Corp, Notes
    7.250%, 5/15/2004          $  5,150,000                          5,372,567
Intermedia Communications
    Sr Discount Step-Up Notes, Series
      B, Zero Coupon^^,
      7/15/2007                $  6,125,000                          4,364,063
    Sr Notes^
    8.875%, 11/1/2007          $  3,000,000                          3,075,000
    8.500%, 1/15/2008          $ 15,000,000                         15,000,000
MetroNet Communications
    Sr Discount Step-Up Notes^
    Zero Coupon^^, 11/1/2007   $  5,000,000                          3,062,500

US WEST Capital Funding, Notes
    7.300%, 1/15/2007          $ 10,000,000                         10,371,179
                                                               ---------------
                                                                    41,245,309
                                                               ---------------
UTILITIES - GAS 0.08%
Camuzzi Gas Pampeana SA/
    Camuzzi Gas del Sur, Medium-
    Term Notes, 9.250%,
    12/15/2001                 $  4,000,000                          4,050,000
                                                               ---------------
    TOTAL CORPORATE BONDS
    (Cost $788,481,134)                                            799,433,848
                                                               ---------------
TOTAL FIXED INCOME SECURITIES
    (Cost $859,628,230)                                            871,034,150
                                                               ---------------
SHORT-TERM INVESTMENTS -
    COMMERCIAL PAPER 4.93%
AUTOMOBILES 1.66%
Ford Motor Credit
    5.800%, 1/7/1998           $ 38,890,000                         38,890,000
General Motors Acceptance
    6.190%, 1/5/1998           $ 41,452,000                         41,452,000
                                                               ---------------
                                                                    80,342,000
                                                               ---------------
CONSUMER FINANCE 1.28%
American Express Credit
    6.200%, 1/6/1998           $ 35,053,000                         35,053,000
    6.100%, 1/2/1998           $ 26,871,000                         26,871,000
                                                               ---------------
                                                                    61,924,000
                                                               ---------------
FINANCIAL 0.62%
General Electric Capital
    6.100%, 1/5/1998           $ 30,000,000                         30,000,000
                                                               ---------------
INSURANCE 1.37%
CIGNA Corp
    6.160%, 1/2/1998           $ 31,500,000                         31,500,000
    6.020%, 1/8/1998           $ 35,054,000                         35,054,000
                                                               ---------------
                                                                    66,554,000
                                                               ---------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $238,820,000)                                            238,820,000
                                                               ---------------
TOTAL INVESTMENT
  SECURITIES AT VALUE 100.00%
  (Cost  $3,482,604,218)
  (Cost for Income Tax Purposes
  $3,482,770,164)                                              $ 4,840,611,520
                                                               ===============
* Security is non-income producing.

^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

^^ Step up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1997
UNAUDITED

ASSETS
Investment Securities at Value
    (Cost $3,482,604,218)                                        $ 4,840,611,520
Receivables:
    Investment Securities Sold                                         1,348,455
    Fund Shares Sold                                                   5,561,020
    Dividends and Interest                                            18,150,489
Prepaid Expenses and Other Assets                                        320,557
                                                                ----------------
TOTAL ASSETS                                                       4,865,992,041
                                                                ----------------
LIABILITIES
Payables:
    Custodian                                                             67,586
    Fund Shares Repurchased                                           27,781,477
Accrued Distribution Expenses                                          1,024,833
Accrued Expenses and Other Payables                                      381,484
                                                                ----------------
TOTAL LIABILITIES                                                     29,255,380
                                                                ----------------
Net Assets at Value                                              $ 4,836,736,661
                                                                ================
NET ASSETS
Paid-in Capital*                                                 $ 3,428,002,596
Accumulated Undistributed Net
  Investment Income                                                      238,149
Accumulated Undistributed Net Realized Gain
    on Investment Securities and Foreign
    Currency Transactions                                             50,488,614
Net Appreciation of Investment Securities and
    Foreign Currency Transactions                                  1,358,007,302
                                                                ----------------
Net Assets at Value                                              $ 4,836,736,661
                                                                ================
Net Asset Value, Offering and Redemption
    Price per Share                                                      $ 14.91
                                                                        ========

* The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 324,483,459 were outstanding at December 31, 1997.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Operations
Six Months Ended December 31, 1997
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                         $   39,425,437
Interest                                                              40,505,864
    Foreign Taxes Withheld                                             (174,740)
                                                                ----------------
TOTAL INCOME                                                          79,756,561
                                                                ----------------
EXPENSES
Investment Advisory Fees                                              11,449,342
Distribution Expenses                                                  6,045,745
Transfer Agent Fees                                                    3,066,099
Administrative Fees                                                      367,713
Custodian Fees and Expenses                                              303,213
Directors' Fees and Expenses                                             182,765
Professional Fees and Expenses                                            91,237
Registration Fees and Expenses                                            39,977
Reports to Shareholders                                                  281,933
Other Expenses                                                           126,669
                                                                ----------------
    TOTAL EXPENSES                                                    21,954,693
    Fees and Expenses Paid Indirectly                                  (171,833)
                                                                ----------------
    NET EXPENSES                                                      21,782,860
                                                                ----------------
NET INVESTMENT INCOME                                                 57,973,701
                                                                ----------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                                220,626,941
Change in Net Appreciation of Investment
    Securities and Foreign Currency Transactions                     165,017,315
                                                                ----------------
NET GAIN ON INVESTMENT SECURITIES                                    385,644,256
                                                                ----------------
Net Increase in Net Assets from Operations                           443,617,957
                                                                ================

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Changes in Net Assets

                                   Six Months                               Year
                                   Ended                                   Ended
                                   December 31                           June 30
                                   --------------                 --------------
                                   1997                                     1997
                                   UNAUDITED
OPERATIONS
Net Investment Income              $   57,973,701                   $108,311,903
Net Realized Gain on
    Investment Securities and
    Foreign Currency Transactions     220,626,941                    372,025,901
Change in Net Appreciation
    of Investment Securities and
    Foreign Currency Transactions     165,017,315                    550,539,412
                                   --------------                 --------------
NET INCREASE IN NET
    ASSETS FROM
    OPERATIONS                        443,617,957                  1,030,877,216
                                   --------------                 --------------
DISTRIBUTIONS TO
    SHAREHOLDERS
Net Investment Income                (57,551,254)                  (108,045,224)
Net Realized Gain on
    Investment Securities           (487,538,302)                  (283,864,499)
                                   --------------                 --------------
TOTAL DISTRIBUTIONS                 (545,089,556)                  (391,909,723)
                                   --------------                 --------------
FUND SHARE
    TRANSACTIONS
Proceeds from Sales of Shares         453,880,227                    688,098,414
Reinvestment of Distributions         512,739,620                    369,552,898
                                   --------------                 --------------
                                      966,619,847                 1,057,651,312
Amounts Paid for Repurchases
    of Shares                       (603,086,194)                (1,292,480,001)
                                   --------------                 --------------
NET INCREASE (DECREASE)
    IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS                363,533,653                  (234,828,689)
                                   --------------                 --------------
Total Increase in Net Assets          262,062,054                    404,138,804

NET ASSETS
Beginning of Period                 4,574,674,607                  4,170,535,803
                                   --------------                 --------------
End of Period (Including
    Accumulated Undistributed
    (Distributions in Excess of)
    Net Investment Income of
    $238,149 and ($184,298)
    respectively)                  $4,836,736,661                 $4,574,674,607
                                   ==============                 ==============

FUND SHARE TRANSACTIONS
Shares Sold                            28,092,433                     49,408,506
Shares Issued from Reinvestment
    of Distributions                   34,947,308                     27,312,058
                                   --------------                 --------------
                                       63,039,741                   76,720,564
Shares Repurchased                   (37,328,216)                   (93,580,782)
                                   --------------                 --------------
Net Increase (Decrease) in
    Fund Shares                        25,711,525                   (16,860,218)
                                   ==============                 ==============

INVESCO Industrial Income Fund, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Industrial Income Fund, Inc. (the "Fund"), is incorporated in Maryland. The Fund is an equity income fund that seeks the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
             Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
             Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
             If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
             Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
             Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated
      coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
             The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
             The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
             Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
             To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
             Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
             Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses, Distribution Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
             For the six months ended December 31, 1997, Fees and Expenses Paid Indirectly consisted of $170,662 included in Custodian Fees and Expenses, $523 included in Distribution Expenses and $648 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; reduced to 0.50% on average net assets to $2 billion; reduced to 0.45% on average net assets to $4 billion; and 0.40% on average net assets in excess of $4 billion. Effective May 15, 1997, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.35% of average net assets in excess of $5 billion.
      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. For the six months ended December 31, 1997, the Fund paid the Distributor $5,920,033 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.

NOTE 3 -PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,353,605,165 and $1,240,102,261, respectively.
      The aggregate cost of purchases and proceeds from sales of U.S. Government securities were $0 and $233,981,584, respectively.
NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,386,390,121 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $28,548,765, resulting in net appreciation of $1,357,841,356.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
      The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
      Pension expenses for the six months ended December 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $47,231. Unfunded accrued pension costs of $211,800 and pension liability of $443,330 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1997, there were no such borrowings.

INVESCO Industrial Income Fund, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)


                                        Six Months
                                        Ended
                                        December 31                               Year Ended June 30
                                        -------------       ------------------------------------------------------------------------
                                        1997                1997        1996            1995                1994         1993
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -
    Beginning of Period                 $15.31              $13.21      $11.92          $11.32              $11.53       $10.67
                                        -------------       ------------------------------------------------------------------------
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                     0.20                0.35        0.41            0.42                0.36         0.31
Net Gains on Securities
    (Both Realized and Unrealized)        1.27                3.05        1.53            1.14                0.02         1.33
                                        -------------       ------------------------------------------------------------------------
Total from Investment
    Operations                            1.47                3.40        1.94            1.56                0.38         1.64
                                        -------------       ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                                0.20                0.35        0.41            0.42                0.36         0.32
In Excess of Net Investment
    Income                                0.00                0.00        0.00            0.00                0.11         0.00
Distributions from Capital
    Gains                                 1.67                0.95        0.24            0.54                0.12         0.46
                                        -------------       ------------------------------------------------------------------------
Total Distributions                       1.87                1.30        0.65            0.96                0.59         0.78
                                        -------------       ------------------------------------------------------------------------
Net Asset Value -
    End of Period                        $14.91               15.31      13.21           11.92               11.32        11.53
                                        =============       ========================================================================
TOTAL RETURN                             9.84%*              27.33%     16.54%          14.79%               3.24%        15.66%




RATIOS
Net Assets - End of Period
    ($000 Omitted)                   $4,836,737          $4,574,675  $4,170,536      $4,009,609          $3,913,322     $3,412,527
Ratio of Expenses to Average
    Net Assets#                         0.46%*@              0.95%@      0.93%@           0.94%               0.92%          0.96%
Ratio of Net Investment Income
    to Average Net Assets#              1.21%*               2.54%        3.17%           3.61%               3.11%          2.94%
Portfolio Turnover Rate                   30%*                 47%          63%             54%                 56%           121%
Average Commission Rate Paid^^        $0.0966*             $0.0370            -               -                   -              -


*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1997, 1996, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.98%, 0.96%, 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 2.51%, 3.14%, 3.58%, 3.08% and 2.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be preceded or accompanied by a current prospectus.